Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Enterprise Stone & Lime Co., Inc. (the “Company”) on Form 10-K for the year ended February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, Paul I. Detwiler, III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)          the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)       the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2016

/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Executive Officer and Secretary